SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



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                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):    April 16, 2003
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                            Merrill Lynch & Co., Inc.
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             (Exact Name of Registrant as Specified in its Charter)

Delaware                         1-7182                               13-2740599
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(State or Other                  (Commission                    (I.R.S. Employer
 Jurisdiction of                  File Number)               Identification No.)
 Incorporation)

4 World Financial Center, New York, New York                               10080
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(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code:               (212) 449-1000
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         (Former Name or Former Address, if Changed Since Last Report.)


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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(c)      Exhibits

         99.1     Press release dated April 16, 2003 issued by
                  Merrill Lynch & Co., Inc.

         99.2 Preliminary Unaudited Earnings Summary for the three months ended March 28, 2003 and supplemental quarterly data.




Item 9.  Regulation FD Disclosure (including information being provided under
         Item 12)
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On April 16, 2003, Merrill Lynch & Co., Inc. (Merrill Lynch) announced its results of operations for the three months ended March 28, 2003. A copy of the related press release is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference. A Preliminary Unaudited Earnings Summary for the three months ended March 28, 2003 and supplemental quarterly data for Merrill Lynch are filed as Exhibit 99.2 to this Form 8-K and are incorporated herein by reference.

This information is also being furnished under Item 12 of Form 8-K, "Results of Operations and Financial Condition" but shall be considered "filed" for purposes of the Securities Exchange Act of 1934, as amended.

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



                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                            MERRILL LYNCH & CO., INC.
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                            (Registrant)





                           By: /s/ Ahmass L. Fakahany
                  ---------------------------------------------
                                   Ahmass L. Fakahany
                                   Executive Vice President and
                                   Chief Financial Officer





                             By: /s/ John J. Fosina
                  ---------------------------------------------
                                     John J. Fosina
                                     Controller
                                     Principal Accounting Officer





Date:    April 16, 2003


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                                  EXHIBIT INDEX
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Exhibit No.  Description                                                    Page
-----------  -----------                                                    ----
99.1         Press release dated April 16, 2003 issued by
             Merrill Lynch & Co., Inc.                                      5-11

99.2         Preliminary  Unaudited  Earnings Summary for
             the three months ended March 28, 2003 and
             supplemental quarterly data.                                  12-16

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